UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2019

Date of reporting period: January 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

01.31.19

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-773-3238.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-773-3238. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Champlain Investment Partners, LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2019

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Annualized	Cumulative**

CIPSX	(7.50)%	4.44%	18.04%	9.89%	15.09%	10.31%	301.57%

Russell 2000	(9.62)%	(3.52)%	14.70%	7.26%	14.51%	7.70%	186.25%

CIPMX	3.11%	8.82%	19.81%	12.70%	16.29%	11.72%	223.10%

Russell Midcap	(3.95)%	(2.90)%	13.28%	8.88%	16.08%	9.47%	160.73%

†	Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

As investors retreated from equities and other risk assets in late 2018 on fears of a global recession, healthy discounts to our estimate of Fair Value provided the opportunity for us to put your Funds’ cash reserves to work and increase the exposure to some of our favorite franchises as well as start some new positions. As patient long-term investors who typically favor reliable, high return on capital companies – including some innovative growth companies that are not yet profitable on the bottom line but still present relatively high Gross Profitability – we have found our investment process and its valuation discipline to be a reliable tool for guiding our actions during periods of uncertainty and volatility.

During the past 6 months, both Funds benefitted from strong stock selection in the food products industry. The Small Company Fund also experienced strong stock selection within the insurance industry while a lack of energy exposure also contributed meaningfully. The Mid Cap Fund continued to have a meaningful positive contribution from favorable stock selection within the software industry.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The weighted average characteristics of each Fund’s holdings indicate that both continue to be invested in companies which have in aggregate delivered a much better trailing 3-year growth rate of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks – as measured by Gross Profitability and EVA Margin. While the Mid Cap Fund still compares favorably on the above growth metrics using 5-year growth rates, due to the increased number of companies that do not have 5-year data available, the Small Company Fund no longer looks meaningfully better than its benchmarks based on 5-year growth rates.

Technology

Over the past six months, the Small Company Fund’s technology holdings returned a bit of the strong relative gains from the prior period. We eliminated the position in Guidewire Software, Inc. (GWRE) due to its nearly $8 billion market capitalization and proximity to our Fair Value estimate. While it is not often that we quickly change our minds about a new position, we eliminated the entire MINDBODY position as we anticipated the company was struggling to integrate a recent acquisition and faced growing competition from a well-managed private company. Subsequent to our sale, the company delivered disappointing results. It was then announced at the end of December that Vista Equity would acquire MINDBODY for $36.50/share, a price below our average cost to exit the holding.

We initiated a position in BlackLine, Inc. for the Small Company Fund during this period. BlackLine’s cloud-based platform enables intercompany transaction accounting and management of the financial close process; which addresses a critical problem for medium-sized businesses and large enterprises in an environment of increasingly complex global operations and regulatory burden. We are particularly encouraged by the terms of their reworked distribution agreement with SAP. The Fund also reengaged with Envestnet after the acquisition of FolioDynamix as this is expected to drive scale as well as broaden the company’s product portfolio and end-market reach and be immediately accretive. The late November 0f 2018 announcement that Blackrock would acquire a 4.9% equity stake in Envestnet and that the two companies would accelerate their efforts to integrate Blackrock’s Digital Wealth technologies into Envestnet’s platform was encouraging. Sharp price declines late in 2018 caused us to add to Pure Storage and Yext.

Although we did not eliminate any technology holdings in the the Mid Cap Fund, we did trim Tableau for valuation reasons. We also trimmed some RedHat after the acquisition by IBM was announced, but we have been reluctant to eliminate the holding while there was still a sizable discount to IBM’s acquisition price. Since IBM reported a strong quarter and the high yield bond market has firmed up, we have trimmed the RedHat position more aggressively as the discount to the deal price substantially closed.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We also started three new positions in the Mid Cap Fund. Nutanix, a leading provider of hyper-converged infrastructure (HCI) software solutions which aims to simplify an enterprise’s on-premise infrastructure and allow for an agile, dynamic scalable and elastic cloud-like infrastructure environment typically found in the large, public cloud providers. We also expect Nutanix’s competitive position to be meaningfully improved once RedHat becomes part of IBM and is no longer seen as a neutral provider of open-source software. We have long coveted ServiceNow. Provided with a modest discount in late December, we started a modest position in this leading provider of cloud-based services that automate (electronically track) service issues as they arise within the enterprise. The company began as an IT Service Management (ITSM) tool primarily around its automated “help desk” ticketing in the IT department, but the company also now offers other applications to help large enterprises manage IT assets, cyber security, customer service, human resources, and compliance. New Relic, a favorite holding in the Small Company Fund also was introduced into the Mid Cap Fund. New Relic provides cloud-architected software on a subscription basis that helps businesses monitor their Web and mobile applications on a real-time basis.

The decent relative performance during December and sharp rebound off of the Christmas Eve lows for most leading cloud-architected software companies and some exceptionally strong 4Q earnings reports were noteworthy. The idea that regardless of the industry, enterprises must also become software companies to remain competitive is starting to take root. We sense the enterprises adoption of cloud computing and cloud-architected software is now on the slope of enlightenment and likely to enjoy several to many years of steady growth. Importantly, our estimates of Fair Value for many of your Funds’ cloud-architected holdings have increased almost commensurately with their share price gains in recent years as our confidence in the overall industry growth has grown and companies reach important milestones such as key account wins, key acquisitions to expand the addressable market and/or widen the moat, the onboarding of more experienced new management, and the cycling off venture capital representatives on the Board for highly experienced executives with close ties to customers and/or strategic partners. What a few years ago had been venture capital’s starter pack of software vendors (Workday, Service Now, Splunk, Palo Alto Networks, New Relic, and Okta) for their portfolio companies now seems to be table stakes for the large enterprises that want to remain competitive.

Industrials and Materials

As mentioned above, our valuation modeling suggested many industrial holdings have at least partially priced in a recession while some already may have substantially discounted one. Our ability to risk being too early with the decision to increase your Funds exposure to industrials is aided by our long-term investment horizon and the expectation that the cash

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

flows of our less-cyclical, higher-returning industrials & materials holdings will be impacted noticeably less by a global economic downturn than the average industrial company. As one of our mentors liked to say, “value is where you find it.” Toward the end of 2018, we found very attractive valuations among high quality industrials.

In the Small Company Fund, Welbilt and John Bean Technologies both reported weaker-than-expected 3rd Quarter 2018 results and caused a meaningful relative headwind for this Fund’s industrials over the past six months. While rising input costs have weighed on margins and trade tariffs have caused hesitation by customers to order new equipment, we expect both issues to be transitory. Though early, we are encouraged by our initial meeting with Welbilt’s new CEO and his objective view of where the company stands as well as his confidence in material margin improvement over time. At JBT, recent executives hired to help optimize their business model and become a much leaner, more efficient organization are positive signs. Of note, the indications and insights from both companies’ 4th Quarter earnings reports were encouraging.

Large discounts to our estimate of Fair Value encouraged us to initiate four new industrial holdings for the Small Company Fund. Altra Industrial Motion Corp. has been on our focus list for years, and we remained on the sidelines given the cyclicality of their end markets and the lower margin products they manufacture. In March of 2018, it was announced that Fortive Corp. (FTV) would be merging their Automation & Specialty businesses (motors, controls, and software for robotics, factory automation, material handling, and health care equipment) with Altra for shares and a board seat. This merger meaningfully reduced Altra’s cyclicality and improved their margin profile as the A&S businesses from Fortive derive more than half of their sales from attractive end markets such as medical, robotics, and factory automation and generate 25% EBITDA margins. Our enthusiasm for Altra is bolstered knowing that the managers coming into Altra were originally from Danaher, and they will bring with them the Fortive Business System which was derived directly from the Danaher Business System. Importantly, we also expect Altra to bring meaningful value to the A&S businesses particularly around how they operate their factories. Furthermore, the combined company will be making growth investments at the A&S segment, something Fortive and Danaher had not done. We started the position in Altra this past fall as anticipation of Fortive’s distribution of its newly acquired Altra’s shares created material price weakness and a large discount to our estimate of the Fair Value. We continued to build that position and start the following three other new positions through the rest of 2018 as the industrial sector came under intense selling pressure. Evoqua Water Technologies provides services and manufactures products to deliver their customers worry-free, high-quality water with a unique, diversified business model that has a high percentage of recurring/predictable revenue. Barnes Group is a

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

diversified manufacturer of precision parts for both the general industrial and aerospace markets. The company recently completed the largest acquisition in their history – Gimatic, a manufacturer of end-of-arm-tooling for robotics used in automotive, factory automation, and food & beverage applications. Given management’s success in building-out their Molding Solutions platform, we have high confidence in their ability to repeat the playbook in the fast growing, high-margin robotic tooling market. Finally, Novanta is a leading supplier of components and subsystems to Original Equipment Manufacturer’s in the advanced industrial and medical markets. We view Novanta as an obvious Champlain-type industrial portfolio manager with an exceptionally strong management team and highly diversified revenue base.

Long-term holding Actuant was eliminated early in this period before investors became anxious about a recession as part of our ongoing discipline to cull weak links on strength or at least before real stock market turmoil and panic develops. While a short-term perspective makes this exit look timely, we acknowledge our long-term patience with this holding and our enthusiasm for the company’s tool segment was a mistake.

In the Mid Cap Fund, while we added to most of our industrial holdings in the back half of this period, we increased the weight more materially for IDEX and Fortive. IDEX continues to execute well with industry leading organic growth and a solid balance sheet with plenty of “dry powder” to deploy towards strategic acquisitions. Importantly, we anticipate the IDEX will continue to demonstrate discipline around what they acquire and how much they pay for acquisitions. Fortive had a busy 2018 – selling their Automation & Specialty businesses to Altra Industrial Motion and deploying almost $5.5 billion on three acquisitions. Through these portfolio actions, management estimates they have cut their cyclicality in half by diversifying away from industrial end markets and adding over $800 million in recurring/software revenue. The position in Westinghouse Air Brake Technologies Corp. (WABTEC) was substantially reduced after the shares surged to within close proximity to our revised Fair Value estimate on the news they would acquire GE’s rail transportation business. While this large acquisition or merger presented meaningful near-term accretion (which we accounted for in our valuation model), we also anticipated meaningful integration challenges and increased cyclicality and therefor greater business model risk. The position was subsequently eliminated as the competition for the capital from less cyclical and better positioned holdings intensified.

Consumer

The Small Company Fund’s consumer holdings have outperformed somewhat during this period as a result of favorable stock selection. During this period we eliminated the Papa John’s position in August with a modest loss. While we typically take advantage of price

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

declines in our holdings that create large discounts to our estimate of Fair Value, this situation became too speculative for us and our capital preservation instincts won out over the appearance of a large discount. We also exited the small position in sporting goods retailer Hibbett Sports significantly below your cost basis. While we do not view our initial decision to buy Hibbett as a mistake; with hindsight, it was a mistake not to sell out of the position earlier in 2018 when expectations were high and our discount to Fair Value was much smaller. We re-allocated most of the Hibbett capital from that sale to Sally Beauty, a relatively new holding for this Fund that represents a better business model and whose shares presented a similar discount to our estimate of Fair Value as well as a comparable multiple of estimated cash flow.

A new position was started in MGP Ingredients, the largest U.S. supplier of rye whiskey, distilled gin, and specialty wheat proteins and starches. CEO Gus Griffin, a 24-year veteran of Brown-Forman, joined MGP in July 2014 and has supported a strategy to aggressively build MGP’s aged whiskey inventory, which we believe will create a positive step-function change in operating margin and cash flow when the company begins selling the aged inventory this year. Another new position was started in Freshpet, Inc., a producer of fresh human grade food for pets. You can find their products in refrigerated cases at leading club, grocery, and pet chains under the brand names Freshpet Select, Deli Select, Dog Joy, Dognation, Homestyle Creations, Homestyle Mixers, Nature’s Fresh, and Vital.

The Mid Cap Fund’s consumer names outperformed meaningfully during this period. While valuations warranted reductions in position size for McCormick & Co. and Hormel Foods, a modest new position was started in Brown-Forman Corporation, a premium spirits company best known for its Jack Daniel’s, Woodford Reserve, and Old Forester brands of whiskey. Because American whiskey is underdeveloped globally, it is one of the fastest growing spirits categories, and Brown-Forman enjoys the number one position. Shares of this enviable franchise have been pressured to a modest discount to our estimate of Fair Value by retaliatory import tariffs in key international markets including Mexico, the European Union and China. While we have no insight into trade negotiations, we anticipate this issue will eventually resolve itself.

Financials and Real Estate

Over the past six months, both Funds benefitted from strong relative gains against their benchmarks.

The Small Company Fund benefitted particularly from The Hartford Group’s decision to acquire The Navigators Group, a specialized property and casualty insurance company. With Texas community banking franchise First Financial Bankshares trading relatively close to our

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

estimate of Fair Value, we eliminated that small position and put some of that capital into more shares of UMB Financial, Independent Bank, and to a lesser extent Stock Yards Bancorp which presented much greater discounts to our estimate of their Fair Value.

In the Mid Cap Fund, we added back weight to SVB Financial at a large discount. We continue to think SVB is one of the most differentiated banks in the country, and we appreciate management’s commitment to invest and become a stronger competitor. We were also pleased to see the board announce a new $500 million share buyback and complete the purchase of healthcare focused investment banking firm Leerink Holdings. Leerink will partner with SVB’s health care teams to support clients more completely through their growth cycles.

Health Care

The health care holdings in both Funds outperformed their sector for this period, though not nearly at the same pace as over the past year.

For the Small Company Fund, valuation warranted the complete sale of both ICU Medical and HealthEquity as well as the reduction in position size for Omnicell, Insulet, and Penumbra. We also began to rebuild the position in Cantel Medical and continued to increase the position size of Avanos Medical. Our enthusiasm for CONMED, one of our largest health care holdings in the Fund persists, especially after they announced the acquisition of Buffalo Filter LLC, a manufacturer of products used in laparoscopic surgery. The acquisition is encouraging, if solely for the reason that it is expected to improve organic growth and operating margins almost immediately. More importantly, Buffalo Filter makes products that remove smoke related to tissue ablation from operating room to provide a safer environment for nurses and doctors. We expect to see more legislation and/or regulations address this very real threat and drive strong demand for products like Buffalo Filter’s. Our enthusiasm for Integra Life Sciences (also held in the Mid Cap Fund) also persists, and we were encouraged by their strong late February earnings report.

In the Mid Cap Fund, we initiated a position in Cantel Medical as we see this company developing into a high quality, industrial-like “portfolio manager” focused on infection prevention and control. We are especially enthusiastic about the company’s new proprietary sterilization technology, Revox, which addresses the $1 billion post-manufacture medical device sterilization market. We added slightly to our position in Dentsply Sirona after management announced an all-encompassing restructuring program that targets over $250mm in cost savings and a 6-8% headcount reduction by 2020. While it remains a tall task, we are encouraged by CEO Don Casey’s integration plan and strategy for rekindling growth at Dentsply Sirona. A sharp pullback for BioTechne created an opportunity for us to

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

increase the Fund’s exposure at an attractive discount to our estimate of Fair Value. BioTechne’s Protein Sciences segment remains a leading manufacturer of chemistries and reagents that are the backbone of life science research and protein analytics. We think the company’s acquisition of ExosomeDx is a novel and scientifically validated way to address several aspects of the liquid biopsy / clinical oncology diagnostics market. The company’s currently marketed prostate cancer test, while early days, has been met with strong demand from those physicians who want to further evaluate a patient’s prostate condition beyond the ambiguous score for a basic Prostate Specific Antigen (PSA) test.

We suspect the high cost of health insurance in the U.S. for substantially lesser overall outcomes than realized in other developed economies is unsustainable over the long-term. Accordingly, we keep both our attention and the bulk of the Funds’ health care exposure focused on companies that produce high value products which meaningfully improve outcomes and/or reduce costs or products mostly purchased by individuals. We remain quite reluctant to be directly exposed to government reimbursement or health insurance companies.

Final Thoughts

After the Federal Reserve and other central banks blinked in early 2019 and ushered in one of the stock market’s best recent starts to a year, the meaningful weighted average discount to our estimate of Fair Value for each Fund that was presented at the late December lows has since been reduced by about half as we write this letter. Already we have had to start rebalancing away from a few holdings which have rebounded meaningfully in price and now trade in close proximity to our estimate of Fair Value. Though we are neither anxious nor eager to trade, we will continue to follow our investment process and let valuation determine the vast majority of our buy and sell decisions outside of those driven by Mergers and Acquisitions (M&A). Even as we work to improve on our sell discipline so as to not sell our best ideas too early, we cannot forget that valuation matters a lot. Indeed, being sensitive about valuation is a big part of the craft that separates active investment management from passive as this is the primary influence on timing and position size.

If the market correction in late 2018 was only a growth scare like early 2016, our recent investment actions will, in the near-term, likely be helpful from an absolute and relative return perspective. If we are in fact headed into a recession, we likely will have an opportunity to shift even more capital away from the most economically resilient holdings into our favorite industrial holdings if they trade back to steep absolute discounts. They also might present greater relative value as compared to the strategy’s more defensive holdings in such a scenario. Given the political climate in Washington D.C., the Brexit situation, the

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

trade friction between China and the U.S., the condition of European banks as well as the European economy, and global sovereign debt levels; it is not easy to act like a patient long-term investor, but this is what our investment process and the vast majority of our clients require of us.

While a recession will no doubt make our forecasted near-term cash flow estimates look too optimistic, there likely will be some offset to that negative influence on our valuation estimates if our assumed 4% risk-free rate is proven to be too high. We have been using a 4% risk-free rate for the past 10 years or so as this was about where the 10-year Treasury bond traded before the Great Financial Crisis unfolded. We have been reluctant to use a lower risk-free rate until we develop confidence the term structure of interest rates has shifted lower on a secular and relatively less-managed basis. However, we anticipate that the next recession will cause the Federal Reserve to cut its discount rate and perhaps set a lower high water mark for the 10-year Treasury bond. Thus, we expect to change our risk-free rate assumption to around where the yield is on the 10-year Treasury bond when the Federal Reserve next cuts the discount rate. (We also will change our risk-free rate if the 10-year Treasury bond yield goes above 4%.) If we change our risk-free rate assumption to something substantially less than 4%, it would have a positive influence on our estimates of Fair Value, especially for the secular growth stocks that likely would not experience much if any degradation in estimated near-term cash flows. Furthermore, we do not anticipate a need to make drastic changes to company specific equity risk premiums as they already reflect our sense of the relative cyclicality among other risks. Importantly, because of our investment process’ sector factors and our due diligence on business model, management and governance; we do not expect this strategy to experience the same level of earnings and cash flow degradation as the overall benchmarks during the next recession.

While not a high conviction forecast, we still worry that investors might someday face a shortage of dependable income or yield if the global economy cannot achieve enough velocity to escape from renewed policy maker induced financial repression. While inflation, which is always a monetary phenomenon, might well be resurrected someday and compress equity valuations; many of our holdings would likely be able to earn their way back to their pre-inflationary market capitalizations over time. However, if we end up in a world filled with negative interest rates, the scarcity of yield could prove to be an existential risk for those with long-term liabilities. Said more directly, a lack of yield may be catastrophic for some investors, while inflation would likely prove to be an intermediate inconvenience by comparison. Interestingly, we do not yet see a consensus from investors and policy makers on this issue. At the same time, we also anticipate larger companies will continue to hunt for growth (and in some cases relevancy) through acquisitions and/or share repurchases, though

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

neither is likely to be at the heady pace we have seen over the past 3-4 years. Accordingly, as both investors and portfolio managers, we remain reluctant to part with the reliable or consistent, growing, and long-duration cash flow streams produced by most of your Funds’ holdings unless excessive valuation warrants such action.

We greatly appreciate the transfer of trust you have made by placing some of your wealth into one or both of these funds. Because of that trust, we feel a duty to be transparent and stick out our necks and discuss any threats or trends that we sense could meaningfully impact investors.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for the Champlain Emerging Markets Fund.

Performance for the periods ending January 31, 2019

				Since Fund’s Inception†
	6 months	1-year	3-year*	Annualized	Cumulative**
CIPDX	(9.85)%	(17.19)%	7.88%	(1.58)%	(6.74)%
MSCI Emerging Markets Index	(2.60)%	(14.24)%	14.88%	1.32%	5.93%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Champlain’s Emerging Markets strategy declined by -9.85%, net of fees, during the reporting period of August 1, 2018 to January 31, 2019. The benchmark, MSCI Emerging Markets index, declined -2.60% during the same period.

A stronger U.S. dollar, the prospect of continued interest rate increases from the U.S. Federal Reserve, concerns over slowing global economic activity especially in China, and the ongoing trade war, were all factors that broadly pressured emerging market equities in the latter half of 2018. The strategy meaningfully underperformed during the six-month period due to a confluence of factors including the preference for value over growth, underperformance in China and India, the strategy’s two largest country weights, and idiosyncratic risk, particularly in several of our China holdings. Notably, the MSCI Emerging Markets Value Index outperformed MSCI Emerging Markets Growth Index in the second half of 2018 by the most in any two consecutive quarters since 2001. As a result, the strategy’s holdings in growth-oriented sectors like consumer discretionary and information technology were headwinds to performance but were somewhat offset by our underweight positioning in the more cyclical materials sector. Stock selection was also challenged, especially in communication services and industrials, which were meaningful detractors to performance while stock selection in health care was a positive contributor.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

From a geographic perspective, our overweight positioning in China was a detractor given the slowing economy and negative impacts of tariffs and the ongoing trade war with the U.S. The strategy’s other big exposure, India, also weighed on performance during the period. India’s weakness can be linked to its current account deficit, which in times of U.S. dollar strength results in higher inflation, and consequently tighter monetary conditions that act to slow economic activity. Given the long-term investment opportunities within both China and India, we are willing to tolerate the bouts of volatility caused by country-specific risk. Both countries are building strong domestic economies that are becoming less trade-dependent and more reliant on technology, innovation, and domestic consumption; however, despite these similarities, the opportunities therein vary greatly. Together, China and India account for nearly 40% of the world’s population, but they have distinct population profiles and are in very different stages of their economic life-cycles.

China is in the early stages of its first technological revolution. Technology and innovation are rapidly transforming the country’s economy and the digital migration is being driven by increasing computational power, an abundance of capital to fund new business models, and a massive influx of young entrepreneurs. The deployment of 5G technology will increase download speeds by 100x and result in a wave of new business models that we cannot even imagine today, and according to VentureSource Data and the WSJ, Chinese venture capital funding increased 15x from 2013 to 2017, accounting for a quarter of global venture capital funding. Many of these well-capitalized businesses are run by China’s young entrepreneurs and benefit from a large addressable market domestically, enviable infrastructure, and state-dominated sectors that are woefully inefficient, thereby allowing agile business models easy market share gains. All of this points to the disruptive forces taking shape in a country moving from replicator to innovator and with long-term aspirations of dominating new technologies such as artificial intelligence, blockchain, quantum computing, and alternative energy.

Contrast this with India, whose economic growth is faster than China but whose development lags for several key reasons including its rate of urbanization and poor infrastructure. Despite similar population sizes, most of India’s people live rurally, with only a 35% urbanization rate compared to China’s 55%. And in a country with over 4,000 cities, only 50 have a population that exceeds a million and just three cities top ten million people; China, by comparison, has 650 cities, of which 160 break the million mark and 15 surpass ten million people. While urbanization alone does not always lead to faster economic growth, when combined with supportive policies, open markets, and proper infrastructure, the probability improves notably. China spends about $116 USD per capita on infrastructure while India spends only $17 USD per capita – so it should come as no surprise that Indian

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

e-commerce, payment technology, and other consumer technologies (e.g., online travel agents, ride sharing) are in nascent stages and, in some cases, are cost-prohibitive. Consequently, our focus on consumer-oriented brands that are dominant in their product categories and financial institutions gaining market share from state-owned financial banks are where we tend to find the most attractive high-quality opportunities.

Consumer Discretionary & Staples

The strategy’s exposure to consumer discretionary companies, particularly Chinese growth-oriented consumer companies, was the largest detractor to the strategy’s performance during the six-month review period. Several economic indicators suggested tighter credit conditions and the ongoing trade war pressured retail sales throughout the second half of 2018 and into early 2019. Although growth rates have slowed, we took advantage of the larger discount to Fair Value from these macro concerns to add weight to Alibaba (China), the strategy’s largest holding. We also used the volatility to start a position in Foshan Haitian Flavoring & Food Company (China). Foshan has over 300 years of history as a trusted brand of sauces and dressings indispensable to traditional Chinese cuisine. We are forecasting continued growth in this business as management continues executing on the premiumization of its existing product portfolio as well as product range expansion.

Several of our consumer holdings experienced significant volatility caused by political and regulatory uncertainty and idiosyncratic factors, particularly in China. JD.com shares were under pressure due to its Chairman, Richard Liu, being accused of sexual assault during a trip to the U.S. While charges were ultimately not filed, deteriorating fundamentals and investor questions around corporate governance and key man risk limited share gains more recently. In response to investor concerns, management announced a major internal reorganization plan that includes shifting key strategic and operational responsibilities to Xu Lei who has been with the company since 2009. We view this development positively and believe delegating authority to other senior managers bodes well longer-term for the organization. Also negatively impacting performance was a food scare that was ultimately disproved at restaurant operator Xiabuxiabu (China). In addition, a significant regulatory change combined with a series of reports accusing management of aggressive accounting practices at TAL Education (China) impacted shares of the company. Ultimately, we decided to exit our TAL Education position as we viewed the longer-term growth prospects as challenging given the regulatory changes.

In India we added to existing holding Maruti Suzuki (India) on price weakness related to short-term softness in the domestic auto market and exited Ayurvedic-based consumer products company Dabur (India) as shares were trading near our Fair Value estimate. We also

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

started a position in Page Industries (India), a branded apparel company that is in the early stages of leveraging its core innerwear apparel business by expanding into athleisure, a category which is underpenetrated in India. Elsewhere in developed Asia, we exited Techtronic (Hong Kong) and Gourmet Master (Taiwan). Although Techtronic has navigated the trade war well, its exposure to the U.S. housing market combined with its narrow discount to our Fair Value estimate left little margin of safety. Gourmet Master is facing increasing competition in China, its largest market, where baked goods and coffee consumption is quickly becoming delivery-based, benefiting well-capitalized local competitors. We initiated a modest position in Vitasoy (Hong Kong) due to the company’s attractive longer-term opportunity of expanding its plant-based beverage business in China. In South East Asia, we exited Thai Beverage (Thailand), due to its recent overseas acquisitions that place significant burden on the balance sheet without the value accretion we require.

In Latin America, we used price weakness to initiate a new position in Walmex (Mexico), the country’s premier consumer business, after currency, equities, and bonds all came under heavy selling pressure post the election of Mexico’s new president. Leveraging the strong DNA inherited from its parent company and the relentless focus on operational excellence and disciplined execution, Walmex has already positioned itself as one of Mexico’s most dominant consumer-facing businesses, and has multiple avenues to further expand its reach in both traditional and digital retailing. We also took advantage of price weakness to add weight to Heineken (Netherlands), which appears to be gaining momentum in Brazil (the world’s third largest beer market) and recently formalized a joint venture in China, providing access to the largest beer market in the world. Existing holding MercardoLibre (Argentina) was added to on price weakness related to the ongoing logistics challenges in Brazil and looming threat of Amazon more aggressively competing in Brazil. We exited Gruma (Mexico) during the period due to narrow discount to Fair Value relative to other opportunities.

Information Technology & Communication Services

The strategy’s information technology and communication services holdings were negative contributors to performance in the six-month period. Although the strategy’s underweight position in information technology, primarily driven by our preference for software and services over hardware, was a positive contributor to performance, stock selection more than offset the allocation benefit. Despite this, we added weight to existing holding Taiwan Semiconductor (TSMC) (Taiwan) on price weakness. We like TSMC’s diversified, platform-like business model and global technology leadership, as it provides downside support and should position the company well for the next semiconductor cycle. Moreover, its competitive positioning strengthened recently after two of its largest competitors announced plans to shutter leading

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

edge capacity. We also added to our testing and inspection holdings, Chroma ATE (Taiwan) and Koh Young Technology (South Korea), on price weakness due to soft smartphone demand. Testing companies tend to have a diverse set of end-customers selling products in a variety of end-markets, thereby minimizing the risk associated with any one product or end-market.

Our positioning in the communication services sector was also a headwind as Baidu (China) and iQiyi (China) were detractors to relative performance. Both companies rely heavily on advertising, which tends to be tied to the Chinese economy, and both were negatively impacted by regulatory changes that slowed advertising spending in the gaming, health care, and education industries. We added modestly to Baidu on weakness and added more meaningfully to social media platform and online games publisher Tencent (China). Tencent was negatively impacted by the Chinese gaming regulator halting all new game licenses, but we expect this to be a short-term stoppage that, once resumed, should benefit Tencent’s gaming business. Meanwhile, our lack of exposure to the more defensive-oriented telecommunications companies also contributed to our underperformance. The strategy has limited exposure to telecommunications because these businesses tend to be highly-regulated, capital-intensive, and face persistent price deflation. We do own Safaricom (Kenya), which we trimmed during the period as shares approached our estimate of Fair Value, and Safaricom’s payment business, M-PESA, continues to have an attractive growth outlook as it adds complementary services to its core payments business.

Health Care

Most of the health care sector was under pressure during the six-month period but solid stock selection provided a small tailwind to relative performance. China’s drive toward lower drug prices negatively impacted the entire Chinese health care sector including holding Wuxi Biologic (China), which we added to on price weakness. The Chinese government is incentivizing innovation by participating in tender offers, effectively lowering prices of generic drugs while providing price protection for innovative ones. Given generic manufacturers typically have little pricing power, are constantly pressured to launch new products, and often sell into markets that are heavily scrutinized, we prefer a business model like Wuxi’s, which provides a platform of services from drug discovery, to clinical trials, to manufacturing geared toward innovators. Considering our preference for innovators, we initiated a position in Wuxi AppTec (China), the parent company of Wuxi Biologics, which recently listed new shares in Hong Kong. Whereas Wuxi Biologic focuses on biologics, or large-molecules, Wuxi AppTec focuses on research, development, and manufacturing outsourced services for small-molecule drugs. As Asia’s largest one-stop platform for new drug research and development, we believe Wuxi is uniquely positioned to benefit from its success based revenue drug discovery model and pipeline of late-stage drugs that will help

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

support its outsourced manufacturing business. In order to fund the purchase of Wuxi AppTec, we trimmed Syngene International (India).

Financials

Our positioning within the financial sector was a small detractor from relative performance during the period with the greatest headwinds being Brazilian financial companies that we did not own. Brazilian financials rallied strongly after newly-elected President Jair Bolsonaro introduced a series of market-friendly reforms that stirred animal spirits. We trimmed the strategy’s lone Brazilian financial, Itau Unibanco (Brazil), which was the largest contributor to positive performance during the six-month period, as shares traded close to our estimate of Fair Value. Within Mexico we initiated a new position in regional bank, Banco del Bajio. Large corporate borrowers in the country have plenty of banking options while small and medium-sized enterprises tend to be underbanked; as a regional bank focused on local markets, Bajio enables faster and more effective lending decisions while simultaneously providing exemplary client service. Moreover, several of the company’s characteristics – including credit quality, net interest margins, and returns on equity – support our view of Bajio as a disciplined and well-managed bank.

Indian financials were volatile during the period but ended up having a negligible impact on performance. We used the volatility to trim existing holdings Bajaj Finance (India) and HDFC (India) on price strength and initiated a position in Kotak Mahindra Bank (India) on price weakness related to the Indian Central Bank’s decision to force CEO and Founder Uday Kotak to reduce his stake from 30% to 20%. Despite this near-term overhang, we like Kotak’s focus on digital banking and its efforts to build out its deposit base through innovative and highly-effective customer acquisition strategies, and believe it is well-positioned to continue taking market share from the state-owned banking sector.

Elsewhere in Asia, we added to AIA (Hong Kong) on macro-related weakness and continue to believe that the company is the best-positioned pan-Asian insurance company in a market where life insurance is structurally underpenetrated. Capitalizing on volatility, we rotated capital out of Noah Holdings (China) and began a position in Bank Central Asia (Indonesia). We believe Bank Central Asia is Indonesia’s highest-quality bank supported by the long-tenured management team’s track record of maintaining stellar asset quality through multiple business cycles, as well as its formidable deposit franchise and strong balance sheet.

Industrials, Materials, & Energy

The strategy’s positioning in the industrial and energy sectors were headwinds during the period, while our materials exposure was the largest sector contributor to positive relative

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

performance. Shenzhen Inovance Technology (China), a manufacturer of servomechanisms and controllers used in robotics, electric vehicles, and factory automation, was weak due to a slowing Chinese economy and ongoing trade and tariff uncertainty. Despite the near-term challenges, we continue to believe in the opportunities ahead for China’s homegrown industrial automation companies. We started a new position in former holding Grupo Aeroportuario del Sureste SA de CV (ASR) (Mexico), an airport operator that manages airports in Mexico, Puerto Rico, and Colombia. Within the Latin American region, ASR has the highest percentage of non-regulated revenue, the highest concentration of tourist travelers, and the most diversified currency mix. The company has maintained a high degree of profitability, consistency, and valuation amongst its industrial peers.

In the materials sector, International Flavors and Fragrances (IFF) (U.S.) – a specialty chemical producer of key sensory ingredients used in foods and cosmetics – was a key contributor to relative performance during the sixth-month period. We remain confident in the consistency and high profitability of IFF, particularly when viewed against other constituents in the sector that tend to be more volatile in demand, pricing, and profitability.

In the energy sector, we established a new position in Reliance Industries (India), a highly-diversified and vertically-integrated conglomerate with a 60-year operating history and key market positions in refining, petrochemical, telecom, and retail. Reliance’s courage to reinvest in its business combined with its diligence in owning its value chain, are key characteristics of management teams with the long-term perspective that we prefer. While most profits are currently generated from its refining and petrochemical segments, Reliance is creating an enviable consumer-oriented ecosystem that includes telecom, broadband, physical retail, e-commerce, and other ancillary technologies such as payments and social media. The fast-growing consumer business provides a buffer to the more cyclical refining and petrochemical segments, and we consider the prospect of accessing the Indian internet/consumer ecosystem at an attractive valuation as the compelling long-term investment opportunity. Over time, we expect investors to award a higher multiple to what we believe will be a less cyclical, more diverse business model geared toward the Indian consumer. Capital for this new position was sourced from exiting our position in Prosegur Cash (Spain) whose long-term investment outlook was less compelling than that of Reliance.

Final Thoughts

The headwinds experienced during the period – tighter credit conditions across most emerging markets, and ongoing trade uncertainty – may turn to tailwinds in 2019. China will likely continue to face growth challenges in the near-term as the government focuses on deleveraging the economy and enacts more restrictive regulations impacting growth-oriented

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

sectors such as education, gaming, and pharmaceuticals. Valuations have adjusted downward, a likely reflection of at least some of the ongoing macroeconomic risk. As the fiscal stimulus rolls off in the U.S., economic activity slows, and investors begin to question the upward trajectory in interest rates, the pressure of a stronger U.S. dollar will likely fade and stronger local currencies will likely result in easier credit conditions in emerging markets, especially in those countries with current deficits, such as India.

Historically, currencies and interest rates have served as automatic stabilizers capable of resetting growth expectations, but President Trump’s push to dismantle the globalization regime of the last thirty years impairs that ability. The ongoing trade war creates uncertainty as we do not believe any economic model can reliably and accurately assess the collateral damage of a trade war between the world’s two largest economies. What we do know is that tariffs create economic distortions, and distortions can be damaging to investor confidence. Regardless of what the economic indicators tell us, there are enough warning signs that the U.S. Federal Reserve faces a daunting task of balancing its desire to reverse its decade-long policy of low interest rates without causing a recession in its haste to do so.

As credit conditions begrudgingly tighten in the U.S., we expect pressure to build on the U.S. administration to seek out a trade truce with China. And although China will likely make concessions at the margin, we doubt structural and philosophical differences underlying this dispute can be resolved. As such, we expect China to continue down its path of increasing self-reliance and silently play the long game, which ultimately favors its domestically-focused companies. Given this backdrop, our focus continues to be striving to own a portfolio of high-quality, durable businesses run by sincere and capable management teams that are trading below our estimate of Fair Value as we believe holding these businesses over a long-term horizon is the best path to wealth creation for shareholders.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

As always, we remain grateful for the privilege of managing assets on behalf of our shareholders.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES & KEY TERMS

Earnings before Interest Tax Depreciation and Amortization (EBITDA) is a measure of a company’s operating performance to evaluate without having to factor in financing decisions, accounting decisions or tax environments.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

Intrinsic Value is the actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Standard Deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

New Relic	2.74%
Sensient Technologies	2.63%
Integra LifeSciences Holdings	2.55%
Argo Group International Holdings	2.51%
John Wiley & Sons, Cl A	2.43%
Ritchie Bros. Auctioneers	2.37%
CONMED	2.34%
Avanos Medical	2.32%
UMB Financial	2.23%
H.B. Fuller	2.11%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Splunk	3.15%
Everest Re Group	2.76%
Waters	2.72%
Palo Alto Networks	2.45%
Workday, Cl A	2.44%
Nordson	2.43%
Red Hat	2.30%
Arthur J Gallagher	2.28%
AptarGroup	2.25%
Fortive	2.22%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2019
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Alibaba Group Holding	6.79%
Tencent Holdings	5.60%
AIA Group	4.41%
Taiwan Semiconductor Manufacturing	4.16%
Unilever ADR	3.40%
Heineken	3.24%
Clicks Group	2.76%
Foshan Haitian Flavouring & Food, Cl A	2.71%
MercadoLibre	2.46%
HDFC Bank	2.42%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2019
(Unaudited)

COUNTRY ALLOCATION **

China	30.13%
India	17.27%
Hong Kong	7.38%
Netherlands	6.72%
Mexico	5.79%
Taiwan	5.54%
South Korea	5.17%
South Africa	5.00%
Brazil	4.00%
United States	3.15%
Argentina	2.49%
Vietnam	2.15%
Peru	2.03%
Kenya	1.77%
Indonesia	1.41%

**Percentages are based on total investments.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2019
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.2%
	Shares	Value
COMMUNICATION SERVICES — 2.4%

John Wiley & Sons, Cl A	785,000	$40,647,300

CONSUMER DISCRETIONARY — 4.1%
El Pollo Loco Holdings *	176,465	2,909,908

Helen of Troy *	130,000	15,085,200

Sally Beauty Holdings *	1,430,000	24,624,600

Wolverine World Wide	745,000	25,560,950

		68,180,658

CONSUMER STAPLES — 10.8%
B&G Foods	1,125,000	29,992,500

Boston Beer, Cl A *	55,000	13,703,800

elf Beauty *	1,365,000	11,466,000

Freshpet *	43,485	1,564,155

Hostess Brands, Cl A *	3,010,055	34,585,532

J&J Snack Foods	65,000	10,032,750

MGP Ingredients	335,000	24,049,650

Simply Good Foods *	1,000,000	19,790,000

TreeHouse Foods *	580,000	33,848,800

		179,033,187

FINANCIALS — 15.1%
Argo Group International Holdings	630,000	42,046,200

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued

Bryn Mawr Bank	375,000	$13,871,250

Community Bank System	315,000	18,884,250

CVB Financial	860,000	18,842,600

German American Bancorp	400,000	11,700,000

Independent Bank	370,000	29,518,600

James River Group Holdings	350,000	13,499,500

Navigators Group	200,000	13,960,000

Prosperity Bancshares	335,000	23,831,900

Stock Yards Bancorp	336,600	11,636,262

UMB Financial	580,000	37,328,800

Washington Trust Bancorp	290,000	15,091,600

		250,210,962

HEALTH CARE — 22.6%
Avanos Medical *	850,000	38,717,500

Cantel Medical	185,430	15,097,711

Cardiovascular Systems *	1,010,000	31,441,300

Catalent *	630,000	23,265,900

CONMED	555,000	39,044,250

Insulet *	240,000	19,485,600

Integra LifeSciences Holdings *	900,000	42,624,000

Masimo *	125,000	15,548,750

Medidata Solutions *	450,000	31,932,000

NuVasive *	500,000	25,070,000

Omnicell *	235,000	15,305,550

Penumbra *	105,000	15,278,550

Prestige Consumer Healthcare *	805,000	22,475,600

Supernus Pharmaceuticals *	615,000	23,449,950

Teladoc Health *	245,000	15,729,000

		374,465,661

INDUSTRIALS — 15.9%
Altra Industrial Motion	755,000	23,110,550

Barnes Group	390,325	23,060,401

Evoqua Water Technologies *	500,000	5,405,000

John Bean Technologies	400,000	31,776,000

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued

Lydall *	500,000	$13,260,000

MSA Safety	290,000	29,052,200

Ritchie Bros. Auctioneers	1,100,000	39,556,000

Standex International	275,000	20,509,500

TriMas *	425,000	12,320,750
Welbilt *	2,400,000	33,648,000

Woodward	350,000	31,797,500

		263,495,901

INFORMATION TECHNOLOGY — 18.6%
Blackbaud	475,000	34,010,000

Blackline *	532,930	25,356,809

Envestnet *	255,000	13,833,750

LogMeIn	300,000	27,906,000

New Relic *	450,000	45,742,500

Novanta *	63,160	4,400,989

Okta, Cl A *	400,000	32,972,000

Pure Storage, Cl A *	1,855,000	33,223,050

Q2 Holdings *	500,000	29,715,000

Qualys *	355,000	30,718,150

Talend ADR *	290,000	10,788,000

Yext *	1,280,000	19,955,200

		308,621,448

MATERIALS — 6.7%
Chase	60,000	6,049,200

H.B. Fuller	715,000	35,313,850

Innospec	360,000	25,297,200

Sensient Technologies	700,000	43,946,000

		110,606,250

TOTAL COMMON STOCK (Cost $1,285,072,766)		1,595,261,367

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2019
(Unaudited)

CASH EQUIVALENTS — 4.6%**
	Shares	Value
Fidelity Investments - Money Market Treasury Only, Cl I, 2.250%	26,909,979	$26,909,979

Fidelity Treasury Portfolio, Cl I, 2.270%	49,785,923	49,785,923

TOTAL CASH EQUIVALENTS (Cost $76,695,902)		76,695,902

TOTAL INVESTMENTS — 100.8% (Cost $1,361,768,668)		$1,671,957,269

Percentages are based on Net Assets of $1,658,529,771.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2019.

ADR — American Depositary Receipt
Cl — Class

As of January 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For the period ended January 31, 2019, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2019
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.0%
	Shares	Value
COMMUNICATION SERVICES — 1.3%

John Wiley & Sons, Cl A	770,000	$39,870,600

CONSUMER DISCRETIONARY — 6.3%
Advance Auto Parts	270,000	42,984,000

Sally Beauty Holdings *	1,785,000	30,737,700

Tractor Supply	640,000	54,656,000

Ulta Beauty *	200,000	58,384,000

		186,761,700

CONSUMER STAPLES — 11.8%
Brown-Forman, Cl B	770,000	36,382,500

Campbell Soup	790,000	27,989,700

Flowers Foods	2,500,000	49,150,000

Hormel Foods	1,050,000	44,436,000

JM Smucker	520,000	54,537,600

McCormick	285,000	35,237,400

Molson Coors Brewing, Cl B	770,000	51,289,700

TreeHouse Foods *	830,000	48,438,800

		347,461,700

FINANCIALS — 12.0%
Arthur J Gallagher	895,000	66,865,450

Commerce Bancshares	510,000	30,498,000

Cullen/Frost Bankers	395,000	38,425,600

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued

Everest Re Group	370,000	$81,048,500
Morningstar	120,000	14,898,000
Northern Trust	720,000	63,691,200
Prosperity Bancshares	480,000	34,147,200
SVB Financial Group *	105,000	24,504,900

		354,078,850

HEALTH CARE — 21.1%
Bio-Techne	300,000	52,338,000

Cantel Medical	287,555	23,412,728

Catalent *	940,000	34,714,200

Cooper	165,000	45,995,400

DENTSPLY SIRONA	1,205,000	50,549,750

Edwards Lifesciences *	275,000	46,865,500

Henry Schein *	250,000	19,425,000

Integra LifeSciences Holdings *	1,285,000	60,857,600

Laboratory Corporation of America Holdings *	295,000	41,108,250

Masimo *	200,000	24,878,000

Medidata Solutions *	530,000	37,608,800

NuVasive *	550,000	27,577,000

Veeva Systems, Cl A *	480,000	52,348,800

Waters *	345,000	79,770,900

West Pharmaceutical Services	235,000	25,443,450

		622,893,378

INDUSTRIALS — 15.3%
AMETEK	715,000	52,123,500

Fortive	870,000	65,241,300

Gates Industrial PLC *	2,310,000	34,442,100

IDEX	360,000	49,629,600

Nordson	550,000	71,302,000

Ritchie Bros. Auctioneers	1,150,000	41,354,000

Rockwell Automation	310,000	52,551,200

Stericycle *	625,000	27,550,000

Verisk Analytics *	480,000	56,356,800

		450,550,500

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — 24.0%
Akamai Technologies *	329,380	$21,442,638

ANSYS *	165,000	27,117,750

Blackbaud	500,000	35,800,000

Guidewire Software *	415,000	35,972,200

LogMeIn	310,000	28,836,200

New Relic *	285,035	28,973,808

Nutanix, Cl A *	1,144,355	58,625,307

Okta, Cl A *	575,000	47,397,250

Palo Alto Networks *	335,000	71,964,700

Pure Storage, Cl A *	1,805,000	32,327,550

Red Hat *	380,000	67,579,200

ServiceNow *	145,000	31,902,900

Splunk *	740,000	92,381,600

Synopsys *	365,000	34,072,750

Tableau Software, Cl A *	160,000	20,454,400

Workday, Cl A *	395,000	71,704,350

		706,552,603

MATERIALS — 5.2%
AptarGroup	665,000	65,914,800

International Flavors & Fragrances	355,000	50,331,900

Valvoline	1,625,000	35,928,750

		152,175,450

TOTAL COMMON STOCK (Cost $2,401,444,205)		2,860,344,781

CASH EQUIVALENTS — 2.5%**
Fidelity Investments - Money Market Treasury Only, Cl I, 2.250%	7,682,698	7,682,698

Fidelity Treasury Portfolio, Cl I, 2.270%	65,138,647	65,138,647

TOTAL CASH EQUIVALENTS (Cost $72,821,345)		72,821,345

TOTAL INVESTMENTS — 99.5% (Cost $2,474,265,550)		$2,933,166,126

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2019
(Unaudited)

Percentages are based on Net Assets of $2,948,056,101.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2019.

Cl — Class
PLC — Public Limited Company

As of January 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For the period ended January 31, 2019, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2019
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%
	Shares	Value
ARGENTINA — 2.5%

MercadoLibre	245	$89,180

BRAZIL — 4.0%
Ambev ADR	13,600	65,416

Itau Unibanco Holding ADR	7,305	77,725

		143,141

CHINA — 30.0%
Alibaba Group Holding ADR *	1,460	245,996

Baidu ADR *	505	87,178

Ctrip.com International ADR *	2,000	66,600

Foshan Haitian Flavouring & Food, Cl A	9,100	98,118

iQIYI ADR *	1,800	36,216

JD.com ADR *	2,585	64,237

Shenzhen Inovance Technology, Cl A	17,000	55,040

Tencent Holdings	4,600	202,837

WuXi AppTec, Cl H *	4,000	40,781

Wuxi Biologics Cayman *	8,500	73,066

Xiabuxiabu Catering Management China Holdings	28,520	40,926

Yum China Holdings	1,855	67,615

		1,078,610

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
HONG KONG — 7.3%
AIA Group	17,800	$159,927

Shenzhou International Group Holdings	5,400	63,554

Vitasoy International Holdings	10,000	40,654

		264,135

INDIA — 17.2%
Bajaj Finance	1,805	65,349

Britannia Industries	1,050	47,210

Godrej Consumer Products	6,755	67,370

HDFC Bank	3,000	87,737

Housing Development Finance	2,705	73,115

Kotak Mahindra Bank	4,615	81,486

Maruti Suzuki India	665	62,097

Page Industries	105	34,503

Reliance Industries	3,800	65,568

Syngene International	4,180	33,983

		618,418

INDONESIA — 1.4%
Bank Central Asia	25,000	50,412

KENYA — 1.8%
Safaricom PLC	267,000	63,205

MEXICO — 5.8%
Banco del Bajio	31,355	65,748

Grupo Aeroportuario del Sureste ADR	410	74,599

Wal-Mart de Mexico	25,400	67,050

		207,397

NETHERLANDS — 6.7%
Heineken	1,305	117,368

Unilever ADR	2,300	123,073

		240,441

PERU — 2.0%
Credicorp	300	72,834

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2019
(Unaudited)

COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 5.0%

Clicks Group	6,740	$100,008
Discovery	6,595	79,130

		179,138

SOUTH KOREA — 5.2%
Amorepacific *	300	48,937

Koh Young Technology *	985	72,593

NAVER	520	63,560

		185,090

TAIWAN — 5.5%
Chroma ATE	12,000	47,797

Taiwan Semiconductor Manufacturing	20,600	150,603

		198,400

UNITED STATES — 1.7%
International Flavors & Fragrances	440	62,383

VIETNAM — 2.1%
Vietnam Dairy Products JSC	13,248	77,093

TOTAL COMMON STOCK (Cost $3,014,802)		3,529,877

CASH EQUIVALENT — 1.4%**
Fidelity Treasury Portfolio, Cl I, 2.270% (Cost $50,407)	50,407	50,407

TOTAL INVESTMENTS — 99.6% (Cost $3,065,209)		$3,580,284

Percentages are based on Net Assets of $3,593,886.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2019.

ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company
PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2019
(Unaudited)

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Common Stock
Argentina	$89,180	$—	$—	$89,180
Brazil	143,141	—	—	143,141
China	1,078,610	—	—	1,078,610
Hong Kong	264,135	—	—	264,135
India	618,418	—	—	618,418
Indonesia	50,412	—	—	50,412
Kenya	63,205	—	—	63,205
Mexico	207,397	—	—	207,397
Netherlands	240,441	—	—	240,441
Peru	72,834	—	—	72,834
South Africa	179,138	—	—	179,138
South Korea	185,090	—	—	185,090
Taiwan	—	198,400	—	198,400
United States	62,383	—	—	62,383
Vietnam	77,093	—	—	77,093

Total Common Stock	3,331,477	198,400	—	3,529,877

Cash Equivalent	50,407	—	—	50,407

Total Investments in Securities	$3,381,884	$198,400	$—	$3,580,284

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade. Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of January 31, 2019, securities with a total value $198,400 were classified as Level 2 due to the application of the fair value provided by MarkIt. All transfers, if any, are recognized by the Fund at the end of the period. As of January 31, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,361,768,668, $2,474,265,550 and $3,065,209, respectively)	$1,671,957,269	$2,933,166,126	$3,580,284
Foreign Currency, at Value (Cost $—, $— and $12,766 and respectively)	—	—	12,766
Receivable for Capital Shares Sold	35,132,155	23,051,526	—
Receivable for Investment Securities Sold	1,232,918	—	—
Receivable for Dividends	225,955	611,927	1,593
Reclaim Receivable	—	—	12
Receivable from Advisor	—	—	4,474
Prepaid Expenses	35,111	56,447	12,075

Total Assets	1,708,583,408	2,956,886,026	3,611,204

Liabilities:
Payable for Investment Securities Purchased	47,531,289	3,901,725	—
Payable due to Investment Adviser	1,059,921	1,655,486	—
Payable due to Transfer Agent	574,148	402,552	4,702
Payable for Capital Shares Redeemed	569,987	2,399,224	—
Payable due to Distributor — Advisor Shares	170,348	173,987	1,901
Payable due to Administrator	82,452	148,261	186
Payable to Custodian	22,548	37,717	3,915
Payable due to Trustees	3,597	5,654	8
Chief Compliance Officer Fees Payable	1,113	2,176	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	6,273
Other Accrued Expenses	38,234	103,143	333

Total Liabilities	50,053,637	8,829,925	17,318

Net Assets	$1,658,529,771	$2,948,056,101	$3,593,886

NET ASSETS CONSIST OF:
Paid-in Capital	$1,334,567,584	$2,471,612,822	$3,528,394
Total Distributable Earnings	323,962,187	476,443,279	65,492

Net Assets	$1,658,529,771	$2,948,056,101	$3,593,886

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$584,377,327	$819,530,211	$3,593,886
Shares Issued and Outstanding (unlimited authorization — no par value)	31,430,421	44,969,816	392,714
Net Asset Value, Offering and Redemption Price Per Share	$18.59	$18.22	$9.15

INSTITUTIONAL SHARES:
Net Assets	$1,074,152,444	$2,128,525,890	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	57,331,653	114,463,077	N/A
Net Asset Value, Offering and Redemption Price Per Share	$18.74	$18.60	N/A

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2019
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$7,845,439	$12,764,786	$19,401
Less: Foreign Taxes Withheld	(80,900)	(73,575)	(1,549)

Total Investment Income	7,764,539	12,691,211	17,852

Expenses
Investment Advisory Fees	7,115,107	9,577,801	17,490
Distribution Fees — Advisor Shares	775,395	958,930	4,372
Administration Fees	553,819	856,088	1,109
Trustees’ Fees	6,998	10,388	14
Chief Compliance Officer Fees	1,953	2,642	34
Transfer Agent Fees	888,912	919,415	14,720
Printing Fees	61,733	80,313	2,357
Registration Fees	47,148	94,175	11,463
Custodian Fees	40,757	55,356	5,131
Professional Fees	26,610	40,089	54
Insurance and Other Expenses	19,459	27,730	3,679

Total Expenses	9,537,891	12,622,927	60,423

Recovery of Investment Advisory Fees Previously Waived(1)	191,983	—	—
Less: Advisory Fees Waived	—	—	(17,490)
Reimbursement from Advisor	—	—	(16,685)
Fees Paid Indirectly(2)	(101,336)	(78,679)	(19)

Net Expenses	9,628,538	12,544,248	26,229

Net Investment Income (Loss)	(1,863,999)	146,963	(8,377)

Net Realized Gain (Loss) on Investments	67,990,262	35,543,725	(6,620)
Net Realized Loss on Foreign Currency Transactions	—	—	(3,895)

Net Realized Gain (Loss)	$67,990,262	$35,543,725	$(10,515)

(1) See Note 5 in Notes to Financial Statements.

(2) See Note 4 in Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2019
(Unaudited)

STATEMENTS OF OPERATIONS — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Net Change in Unrealized Appreciation (Depreciation) on Investments	$(209,361,815)	$48,148,903	$(365,165)
Net Change in Appreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	291
Foreign Capital Gains Tax on Appreciated Securities	—	—	3,016

Net Change in Unrealized Appreciation (Depreciation)	(209,361,815)	48,148,903	(361,858)

Net Realized and Unrealized Gain (Loss) on Investments	(141,371,553)	83,692,628	(372,373)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(143,235,552)	$83,839,591	$(380,750)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Period Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Operations:
Net Investment Loss	$(1,863,999)	$(6,724,754)
Net Realized Gain on Investments	67,990,262	141,381,961
Net Change in Unrealized Appreciation (Depreciation) on Investments	(209,361,815)	162,322,319

Net Increase (Decrease) in Net Assets Resulting from Operations	(143,235,552)	296,979,526

Distributions:(1)
Advisor Shares	(63,621,049)	(57,468,436)
Institutional Shares	(110,980,612)	(79,340,703)

Total Distributions	(174,601,661)	(136,809,139)

Capital Share Transactions(2)
Advisor Shares:
Issued	61,215,673	72,603,026
Reinvestment of Distributions	61,251,905	55,730,008
Redeemed	(72,393,918)	(230,411,573)

Increase (Decrease) from Advisor Shares Capital Share Transactions	50,073,660	(102,078,539)

Institutional Shares:
Issued	245,182,157	426,148,078 (3)
Reinvestment of Distributions	107,042,134	77,270,951
Redeemed	(240,711,408)	(151,028,478)

Increase from Institutional Shares Capital Share Transactions	111,512,883	352,390,551

Net Increase in Net Assets from Capital Share Transactions	161,586,543	250,312,012

Total Increase (Decrease) in Net Assets	(156,250,670)	410,482,399

Net Assets:
Beginning of Period	1,814,780,441	1,404,298,042

End of Period(4)	$1,658,529,771	$1,814,780,441

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

(3)	Includes issuances as a result of an in-kind transaction, see Note 12 in the Notes to Financial Statements.

(4)	Includes distributions in excess of net investment income of $(3) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Period Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Operations:
Net Investment Income (Loss)	$146,963	$(1,929,694)
Net Realized Gain on Investments	35,543,725	181,815,607
Net Change in Unrealized Appreciation on Investments	48,148,903	169,779,868

Net Increase in Net Assets Resulting from Operations	83,839,591	349,665,781

Distributions:(1)
Advisor Shares	(45,428,826)	(29,164,743)
Institutional Shares	(113,591,171)	(63,172,201)

Total Distributions	(159,019,997)	(92,336,944)

Capital Share Transactions(2)
Advisor Shares:
Issued	287,387,317	157,928,991
Reinvestment of Distributions	43,515,970	27,182,077
Redeemed	(150,236,329)	(205,416,806)

Increase (Decrease) from Advisor Shares Capital Share Transactions	180,666,958	(20,305,738)

Institutional Shares:
Issued	499,948,786	848,018,149
Reinvestment of Distributions	88,209,042	62,486,641
Redeemed	(225,099,633)	(216,963,750)

Increase from Institutional Shares Capital Share Transactions	363,058,195	693,541,040

Net Increase in Net Assets from Capital Share Transactions	543,725,153	673,235,302

Total Increase in Net Assets	468,544,747	930,564,139

Net Assets:
Beginning of Period	2,479,511,354	1,548,947,215

End of Period(3)	$2,948,056,101	$2,479,511,354

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

(3)	Includes distributions in excess of net investment income of $(1) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Period Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Operations:
Net Investment Loss	$(8,377)	$(7,829)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(10,515)	362,019
Net Change in Unrealized Depreciation on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	(361,858)	(68,288)

Net Increase (Decrease) in Net Assets Resulting from Operations	(380,750)	285,902

Distributions(1)	—	(42,880)
Return of Capital	—	(4,982)

Total Distributions	—	(47,862)

Capital Share Transactions:(2)
Advisor Shares:
Issued	249,877	738,659
Reinvestment of Distributions	—	47,862
Redeemed	(205,806)	(1,381,149)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	44,071	(594,628)

Total (Decrease) in Net Assets	(336,679)	(356,588)

Net Assets:
Beginning of Period	3,930,565	4,287,153

End of Period(3)	$3,593,886	$3,930,565

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

(3)	Includes distributions in excess of net investment income of $(88,499) as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Advisor Shares

	Six Months Ended January 31, 2019 (Unaudited)		Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Period	$22.83		$20.89	$17.74	$17.08	$16.05	$16.82

Income (Loss) from Operations:
Net Investment Loss(1)	(0.04)		(0.12)	(0.04)	(0.06)	(0.09)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(1.95)		4.01	3.73	1.14	2.15	1.06

Total from Operations	(1.99)		3.89	3.69	1.08	2.06	0.97

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	(2.25)		(1.95)	(0.54)	(0.42)	(1.03)	(1.74)

Total Dividends and Distributions	(2.25)		(1.95)	(0.54)	(0.42)	(1.03)	(1.74)

Net Asset Value, End of Period	$18.59		$22.83	$20.89	$17.74	$17.08	$16.05

Total Return†	(7.50)%	††	19.94%	20.92% ††	6.68% ††	13.04%	5.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$584,377		$647,592	$693,776	$1,118,317	$1,510,996	$1,288,252
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%	*	1.30% (2)	1.31%	1.40%	1.38%	1.36%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.24%	*	1.29%	1.33%	1.41%	1.38%	1.36%
Ratio of Net Investment Loss to Average Net Assets	(0.37)%	*	(0.58)%	(0.23)%	(0.36)%	(0.54)%	(0.55)%
Portfolio Turnover Rate	19%	**	35%	40%	27%	37%	36%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares

	Six Months Ended January 31, 2019 (Unaudited)		Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$22.96		$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.96)		4.03	3.10

Total from Operations	(1.97)		3.96	3.13

Dividends and Distributions from:
Net Investment Income	—		—	—
Net Realized Gains	(2.25)		(1.95)	(0.54)

Total Dividends and Distributions	(2.25)		(1.95)	(0.54)

Net Asset Value, End of Period	$18.74		$22.96	$20.95

Total Return†	(7.36)%	††	20.23%	17.17%	††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,074,153		$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.01%	*	1.05% (3)	1.05%	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.99%	*	1.04%	1.06%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	*	(0.32)%	0.18%	*
Portfolio Turnover Rate	19%	**	35%	40%	**

(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amount calculated using average shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Six Months Ended January 31, 2019 (Unaudited)		Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Period	$18.88		$16.65	$14.85	$14.89	$14.92	$14.29

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		(0.05)	—	—	(0.01)	(0.03)
Net Realized and Unrealized Gain on Investments	0.47		3.13	2.44	1.06	1.54	1.90

Total from Operations	0.45		3.08	2.44	1.06	1.53	1.87

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	(1.11)		(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Total Dividends and Distributions	(1.11)		(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Net Asset Value, End of Period	$18.22		$18.88	$16.65	$14.85	$14.89	$14.92

Total Return†	3.11%		18.98%	16.85%	8.22%	10.65%	13.65%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$819,530		$667,021	$609,025	$614,998	$526,649	$568,782
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.11%	*	1.15%	1.17%	1.28%	1.29% (2)	1.30% (2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.11%	*	1.15%	1.17%	1.28%	1.28%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%	*	(0.26)%	0.02%	0.03%	(0.09)%	(0.21)%
Portfolio Turnover Rate	8%	**	33%	33%	40%	46%	52%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares

	Six Months Ended January 31, 2019 (Unaudited)		Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Period	$19.21		$16.92	$15.05	$15.07	$15.05	$14.37

Income (Loss) from Operations:
Net Investment Income(1)	0.01		—	0.05	0.04	0.02	0.01
Net Realized and Unrealized Gain on Investments	0.49		3.17	2.47	1.06	1.56	1.91

Total from Operations	0.50		3.17	2.52	1.10	1.58	1.92

Dividends and Distributions from:
Net Investment Income	—		(0.03)	(0.01)	(0.02)	—	—
Net Realized Gains	(1.11)		(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Total Dividends and Distributions	(1.11)		(0.88)	(0.65)	(1.12)	(1.56)	(1.24)

Net Asset Value, End of Period	$18.60		$19.21	$16.92	$15.05	$15.07	$15.05

Total Return†	3.32%		19.20%	17.17%	8.45%	10.91%	13.94%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,128,526		$1,812,490	$939,922	$390,408	$152,537	$129,515
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.86%	*	0.90%	0.93%	1.03%	1.04% (2)	1.05% (2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.86%	*	0.90%	0.93%	1.03%	1.03%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	*	(0.02)%	0.33%	0.26%	0.16%	0.04%
Portfolio Turnover Rate	8%	**	33%	33%	40%	46%	52%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Six Months Ended January 31, 2019 (Unaudited)		Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended September 30, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Period	$10.15		$9.50	$8.29	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(4)	(0.02)		(0.02)	—	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.98)		0.81	1.25	0.93		(2.35)	(0.20)

Total from Operations	(1.00)		0.79	1.25	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	—		(0.13)	(0.04)	—		(0.01)	—
Return of Capital	—		(0.01)	—	—		—	—

Total Dividends and Distributions	—		(0.14)	(0.04)	—		(0.01)	—

Net Asset Value, End of Period	$9.15		$10.15	$9.50	$8.29		$7.36	$9.79

Total Return†	(9.85)%		8.25%	15.16%	12.64%	††	(24.75)%	(2.10%)	††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,594		$3,931	$4,287	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.50%	*	1.50%	1.51%	1.63%	*	1.85%	1.85%	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.45%	*	3.43%	4.04%	6.86%	*	14.00%	34.14%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	*	(0.20)%	(0.01)%	(0.07)%	*	(0.79)%	(1.82)%	*
Portfolio Turnover Rate	17%	**	35%	37%	66%	††	104%	0%	††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-eight funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” with the exception of the Champlain Emerging Markets Fund which is classified as “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Small Company Fund and the Champlain Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund changed its fiscal year end to July 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended January 31, 2019, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended January 31, 2019, the Funds did not incur any interest or penalties.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2019, Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $553,819, $856,088, and $1,109 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2019, the Small Company Fund earned credits of $101,336, the Mid Cap Fund earned credits of $78,679, and the Emerging Markets Fund earned credits of $19 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

(excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2019. Prior to September 1, 2016 the Adviser contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Emerging Markets Fund – Advisor Shares to 1.40%, 1.05%, 1.30%, 1.05% and 1.60%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At January 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until January 31:	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
1/31/16-1/31/17	2020	$ 191,983	$ 92,160	$ 108,581
1/31/17-1/31/18	2021	—	122,221	88,872
1/31/18-1/31/19	2022	—	—	72,610

		$ 191,983	$ 214,381	$ 270,063

Amounts designated as “—” are $0.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Advisor Shares
Issued	3,063,618	3,433,870
Reinvestment of Distributions	3,696,562	2,790,686
Redeemed	(3,692,522)	(11,069,455)

Net Advisor Shares Capital Share Transactions	3,067,658	(4,844,899)

Institutional Shares
Issued	12,452,011	20,193,976(1)
Reinvestment of Distributions	6,413,545	3,853,924
Redeemed	(12,370,357)	(7,130,648)

Net Institutional Shares Capital Share Transactions	6,495,199	16,917,252

Net Increase in Shares Outstanding	9,562,857	12,072,353

(1) Includes issuances as a result of an in-kind transfer (See Note 12).

Champlain Mid Cap Fund	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Advisor Shares
Issued	14,976,635	8,861,884
Reinvestment of Distributions	2,681,145	1,583,116
Redeemed	(8,023,405)	(11,684,884)

Net Advisor Shares Capital Share Transactions	9,634,375	(1,239,884)

Institutional Shares
Issued	27,015,917	47,213,638
Reinvestment of Distributions	5,326,633	3,576,797
Redeemed	(12,215,898)	(12,018,416)

Net Institutional Shares Capital Share Transactions	20,126,652	38,772,019

Net Increase in Shares Outstanding	29,761,027	37,532,135

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

Champlain Emerging Markets Fund	Period Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Advisor Shares
Issued	28,304	72,397
Reinvestment of Distributions	—	4,651
Redeemed	(22,886)	(141,257)

Net Increase (Decrease) in Shares Outstanding	5,418	(64,209)

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2019, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$370,839,846	$312,654,176
Champlain Mid Cap Fund	595,807,972	213,440,614
Champlain Emerging Markets Fund	749,993	579,050

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years or periods ended July 31, 2018 and July 31, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2018	$20,740,374	$116,068,765	$—	$136,809,139
2017	—	32,838,292	—	32,838,292

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Mid Cap Fund
2018	$34,520,210	$57,816,733	$—	$92,336,943
2017	12,696,327	37,976,068	—	50,672,395

Emerging Markets Fund
2018	$42,880	$—	$4,982	$47,862
2017	16,207	—	—	16,207

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$18,263,721	$32,311,063	$—
Undistributed Long-Term Capital Gain	107,571,326	110,695,984	—
Late-Year Loss Deferral	—	—	(3,057)
Capital Loss Carryforwards	—	—	(335,930)
Post-October Losses	—	—	—
Unrealized Appreciation	515,964,353	408,616,638	785,229

Total Distributable Earnings	$641,799,400	$551,623,685	$446,242

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2017 through July 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through July 31, 2018 and specified losses realized on investment transactions from November 1, 2017 through July 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$335,930	$—	$335,930

For Federal income tax purposes, the cost of securities owned at July 31, 2016 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2019 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,361,768,668	$393,468,539	$(83,279,938)	$310,188,601
Mid Cap Fund	2,474,265,550	551,960,875	(93,060,299)	458,900,576
Emerging Markets Fund	3,065,209	719,731	(204,656)	515,075

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals. You could lose money on your investment in the Fund, just as you could with other investments. As described in the Fund’s Prospectus, the Fund is subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:

MARKET RISK – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

ACTIVE MANAGEMENT RISK – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

60	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

61	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

EXCHANGE-TRADED FUNDS RISK – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At January 31, 2019, 59% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 47% of the total shares outstanding of the Small Company Fund Institutional Shares were held by four shareholder; 22% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 71% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by five

62	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

shareholders; and 91% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $95 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million committed, senior secured line of credit, which have expiration dates of February 13, 2019. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From December 18, 2018 through December 26, 2018, the Small Company Fund borrowed $23,160,000 at the interest rate of 5.50%. From December 21, 2018 through December 26, 2018, the Mid Cap Fund borrowed $1,748,000 at the interest rate of 5.50%. During the period ended January 31, 2019, there were no borrowings outstanding.

12. IN-KIND TRANSFER OF SECURITIES:

The Small Company received a contribution in-kind of investment securities and cash. These securities were exchanged tax free at their current fair value on the date of the transaction and did not have unrealized appreciation/(depreciation) at the time of transfer. As a result of this contribution, the following units of the Fund were issued for assets valued:

Transaction Date	Institutional Shares Issued	Investment Securities	Cash	Value
10/13/17	95,815	$1,907,924	$156,884	$2,064,808

13. REGULATORY MATTERS:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in

63	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total
Small Company Fund
Advisor Shares	$—	$(57,468,436)	$(57,468,436)
Institutional Shares	—	(79,340,703)	(79,340,703)

Mid Cap Fund
Advisor Shares	—	(29,164,743)	(29,164,743)
Institutional Shares	(1,891,391)	(61,280,810)	(63,172,201)

14. NEW ACCOUNTING PRONOUNCEMENT:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

15. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2019.

64	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 21, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

65	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Continued)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market

66	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Continued)

conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the

67	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

68	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2018 to January 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

69	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/18	Ending Account Value 01/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$925.00	1.26%	$6.11
Institutional	$1,000.00	$926.40	1.01%	$4.90
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.85	1.26%	$6.41
Institutional	$1,000.00	$1,020.11	1.01%	$5.14
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,031.10	1.11%	$5.68
Institutional	$1,000.00	$1,033.20	0.86%	$4.41
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.61	1.11%	$5.65
Institutional	$1,000.00	$1,020.87	0.86%	$4.38
Emerging Markets Fund
Actual Fund Return	$1,000.00	$901.50	1.50%	$7.19
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

70	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2019*

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2019*

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, & CFO

Date: April 10, 2019*

*	Print the name and title of each signing officer under his or her signature.